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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                Amendment No. 1

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         Date of Report (Date of earliest event reported): July 24, 2000
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                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

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          (Former name or former address, if changed since last report)




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                                EXPLANATORY NOTE

This Report on Form 8-K/A amends in its entirety the Current Report on Form 8-K of American Express Company dated July 24, 2000. The amendment corrects American Express Company's consolidated Book Value per Common Share (Actual) and Shareholders' Equity for the quarter and six months ended June 30, 2000 in the Selected Statistical Information.

Item 5. Other Events

     On July 24, 2000, the Registrant issued a press release announcing its 2000 second quarter earnings and distributed a 2000 Second Quarter Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

        99.1 Press release of American Express Company announcing its 2000 second quarter earnings, dated July 24, 2000.

        99.2  2000 Second Quarter Earnings Supplement of American Express
              Company.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   July 28, 2000

                                 EXHIBIT INDEX


Item No.              Description

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99.1 Press release of American Express Company announcing its 2000 second quarter earnings, dated July 24, 2000.

99.2          2000 Second Quarter Earnings Supplement of American
              Express Company.